Exhibit 99.2

MERCEDES-BENZ AUTO LEASE TRUST 2015-A,
as Initial Secured Party,

U.S. BANK NATIONAL ASSOCIATION,
as Assignee-Secured Party,
and

U.S. BANK NATIONAL ASSOCIATION,
as Securities Intermediary

_____________________________

2015-A COLLATERAL ACCOUNT
CONTROL AGREEMENT

Dated as of January 1, 2015

_____________________________

TABLE OF CONTENTS

Page

ARTICLE ONE

USAGE AND DEFINITIONS

Section 1.01. Capitalized Terms; Rules of Usage	2

ARTICLE TWO

ESTABLISHMENT OF CONTROL OVER 2015-A COLLATERAL ACCOUNTS

Section 2.01. Establishment of 2015-A Collateral Accounts	3
Section 2.02. “Financial Assets” Election	3
Section 2.03. Entitlement Orders	3
Section 2.04. Subordination of Lien; Waiver of Set-Off	3
Section 2.05. Notice of Adverse Claims	4

ARTICLE THREE

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY

Section 3.01. Representations, Warranties and Covenants of the Securities Intermediary	5
Section 3.02. Additional Representations and Warranties	6

ARTICLE FOUR

MISCELLANEOUS SECTION

Section 4.01. GOVERNING LAW	7
Section 4.02. WAIVER OF JURY TRIAL	7
Section 4.03. Conflict with Other Agreements	7
Section 4.04. Amendments	8
Section 4.05. Successors and Assigns	8
Section 4.06. Notices	8
Section 4.07. Termination	9
Section 4.08. No Petition	9
Section 4.09. Counterparts	9
Section 4.10. Table of Contents and Headings	9
Section 4.11. Limitation of Liability	9

i

This 2015-A COLLATERAL ACCOUNT CONTROL AGREEMENT, dated as of January 1, 2015 (as amended, restated, modified or otherwise supplemented, this “Agreement”), is among MERCEDES-BENZ AUTO LEASE TRUST 2015-A (the “Issuer”), as initial secured party (the “Initial Secured Party”), U.S. BANK NATIONAL ASSOCIATION, as indenture trustee (the “Indenture Trustee”), as secured party (the “Assignee-Secured Party”), and U.S. BANK NATIONAL ASSOCIATION, as securities intermediary (the “Securities Intermediary”).

RECITALS

WHEREAS, pursuant to a 2015-A Servicing Supplement, dated as of January 1, 2015 (the “2015-A Servicing Supplement”), to the Amended and Restated Servicing Agreement, dated as of March 1, 2009 (the “Servicing Agreement”), each among Mercedes-Benz Financial Services USA LLC, as servicer (in such capacity, the “Servicer”) and as lender (in such capacity, the “Lender”), Daimler Title Co., as collateral agent (the “Collateral Agent”), and Daimler Trust, a Delaware statutory trust (the “Titling Trust”), each of the 2015-A Distribution Account and the 2015-A Reserve Account (as such terms are hereinafter defined) have been created in the name of the Assignee-Secured Party;

WHEREAS, pursuant to an Indenture, dated as of January 1, 2015 (the “Indenture”), between the Issuer and the Indenture Trustee, the Issuer has granted to the Assignee-Secured Party a security interest in each of the segregated account with account number 172616002, established with the Securities Intermediary and designated as the 2015-A Reserve Account (the “2015-A Reserve Account”), segregated account with account number 172616001, established with the Securities Intermediary and designated as the 2015-A Distribution Account (the “2015-A Distribution Account” and, together with the 2015-A Reserve Account and any successor accounts or sub-accounts thereof, collectively, the “2015-A Collateral Accounts” and, individually, a “2015-A Collateral Account”), related Security Entitlements (as defined herein) and the financial assets and other investment property from time to time included therein to secure payment of the obligations of the Titling Trust and the Initial Secured Party under the Basic Collateral Agency Agreement and the 2015-A Exchange Note Supplement, as applicable;

WHEREAS, pursuant to the Indenture, on the date on which the lien of the Indenture is released, rights with respect to each 2015-A Collateral Account shall be transferred back to the Initial Secured Party; and

WHEREAS, the parties hereto desire (i) that the security interest of the Assignee-Secured Party be a first priority security interest perfected by “control” pursuant to Articles Eight and Nine of the Uniform Commercial Code and (ii) to make provision for the perfection in a similar manner of the Initial Secured Party’s security interest following release of the Lien of the Indenture.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

USAGE AND DEFINITIONS

Section 1.01.  Capitalized Terms; Rules of Usage.  Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the 2015-A Servicing Supplement or, if not defined therein, in Appendix A to the Basic Collateral Agency Agreement, which Appendices are hereby incorporated into and made a part of this Agreement.  Appendix 1 also contains rules as to usage applicable to this Agreement.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement:

“2015-A Collateral Accounts” has the meaning set forth in the preamble.

“2015-A Exchange Note Supplement” means the 2015-A Exchange Note Supplement, among the Titling Trust, as Borrower, the Administrative Agent, the Collateral Agent, the Lender, the Servicer and the Indenture Trustee.

“Administrative Agent” means U.S. Bank Trust National Association, a national banking association.

“Assignee-Secured Party” has the meaning set forth in the preamble.

“Basic Collateral Agency Agreement” means the Amended and Restated Collateral Agency Agreement, dated as of March 1, 2009, among the Titling Trust, the Administrative Agent, the Collateral Agent, the Lender and the Servicer.

“Entitlement Holder” means, with respect to any financial asset, a Person identified in the records of the Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary with respect to such financial asset.

“Entitlement Order” means a notification directing the Securities Intermediary to transfer or redeem a financial asset.

“Financial Asset” has the meaning set forth in Section 8-102(a)(9) of the UCC.

“Initial Secured Party” has the meaning set forth in the preamble.

“Securities Intermediary” has the meaning set forth in the preamble.

“Security Entitlement” means the rights and property interest of an Entitlement Holder with respect to a Financial Asset, as specified in Part 5 of Article 8 of the UCC.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

ARTICLE TWO

ESTABLISHMENT OF CONTROL OVER 2015-A COLLATERAL ACCOUNTS

Section 2.01.  Establishment of 2015-A Collateral Accounts.  The Securities Intermediary hereby confirms that (i) the Indenture Trustee, on behalf of the Servicer, has established each 2015-A Collateral Account with the Securities Intermediary, (ii) each 2015-A Collateral Account is an account to which Financial Assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this Agreement and the Indenture, treat the Assignee-Secured Party as entitled to exercise the rights that comprise any Financial Asset credited to any 2015-A Collateral Account, (iv) all property delivered to the Securities Intermediary by or on behalf of the Assignee-Secured Party or the Initial Secured Party for deposit to any 2015-A Collateral Account will promptly be credited to the related 2015-A Collateral Account and (v) all securities or other property underlying any Financial Assets credited to any 2015-A Collateral Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any 2015-A Collateral Account be registered in the name of the Transferor or the Initial Secured Party, payable to the order of the Transferor or the Initial Secured Party or specially endorsed to the Transferor or the Initial Secured Party except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

Section 2.02.  “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to any 2015-A Collateral Account shall be treated as a “Financial Asset” as set forth in Section 8-102(a)(9) of the UCC.

Section 2.03.  Entitlement Orders.  If at any time the Securities Intermediary shall receive any Entitlement Order from the Assignee-Secured Party with respect to any 2015-A Collateral Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Transferor, the Initial Secured Party or any other Person.  If at any time the Assignee-Secured Party notifies the Securities Intermediary in writing that the Lien of the Indenture has been released and all Issuer Obligations have been paid, the Securities Intermediary shall thereafter comply with Entitlement Orders with respect to each 2015-A Collateral Account from the Initial Secured Party without further consent by the Transferor or any other Person.  Notwithstanding anything to the contrary contained herein, if at any time the Securities Intermediary receives conflicting orders or instructions from the Assignee-Secured Party and the Initial Secured Party, the Securities Intermediary will follow the orders or instructions of the Assignee-Secured Party and not the Initial Secured Party.

Section 2.04.  Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any 2015-A Collateral Account or any Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Assignee-Secured Party and the Initial Secured Party.  The Financial Assets and other items deposited to any 2015-A Collateral Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person or entity other than the

Assignee-Secured Party and, subject to the provisions hereof, the Initial Secured Party.  Notwithstanding the foregoing, the Securities Intermediary may set off against amounts on deposit in any 2015-A Collateral Account (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of such 2015-A Collateral Account and (ii) the face amount of any checks which have been credited to such 2015-A Collateral Account but are subsequently returned unpaid because of uncollected or insufficient funds.

Section 2.05.  Notice of Adverse Claims.  Except for the claims and interests of the Initial Secured Party and the Assignee-Secured Party in each 2015-A Collateral Account, the Securities Intermediary does not know of any claim to, or interest in, any 2015-A Collateral Account or in any Financial Asset credited to any 2015-A Collateral Account.  If any Person asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any 2015-A Collateral Account or in any Financial Asset within any 2015-A Collateral Account, the Securities Intermediary will promptly notify the Assignee-Secured Party, the Initial Secured Party and the Transferor thereof.

ARTICLE THREE

REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE SECURITIES INTERMEDIARY

Section 3.01.  Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby represents and warrants to, and covenants for the benefit of, the Assignee-Secured Party and the Initial Secured Party, that:

(a)           Each 2015-A Collateral Account has been established as set forth in Section 2.01(i) and will be maintained in the manner set forth herein until termination of this Agreement.  The Securities Intermediary shall not change the name or account number of any 2015-A Collateral Account without the prior written consent of the Assignee-Secured Party (or, after receipt of notice pursuant to Section 2.03 that the Lien of the Indenture has been released and all Issuer Obligations have been paid, the Initial Secured Party).

(b)           No Financial Asset carried in any 2015-A Collateral Account is or will be registered in the name of the Transferor or the Initial Secured Party, payable to the order of the Transferor or the Initial Secured Party, or specially endorsed to the Transferor or the Initial Secured Party, except to the extent such Financial Asset has been endorsed to the Securities Intermediary or in blank.

(c)           This Agreement is the valid and legally binding obligation of the Securities Intermediary.

(d)           The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement pursuant to which it agrees to comply with Entitlement Orders of the Transferor or any other Person other than the Assignee-Secured Party or the Initial Secured Party, in each case to the extent provided in Section 2.03, with respect to each 2015-A Collateral Account.

(e)           The Securities Intermediary has not entered into any other agreement with the Transferor, the Assignee-Secured Party or the Initial Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 2.03.

(f)           There are no other agreements entered into between the Securities Intermediary and the Initial Secured Party with respect to any 2015-A Collateral Account other than the 2015-A Servicing Supplement, the 2015-A Exchange Note Supplement or the Indenture.

(g)           The Securities Intermediary in the ordinary course of its business maintains “securities accounts” (as defined in Section 8-501 of the UCC) for others and is acting in that capacity hereunder.

Section 3.02.  Additional Representations and Warranties.  The Securities Intermediary makes the following additional representations and warranties to the Initial Secured Party and the Assignee-Secured Party:

(a)           The Securities Intermediary has been duly organized and is validly existing as a national banking association under the laws of the United States.

(b)           The Securities Intermediary has the power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly authorized, executed and delivered by the Securities Intermediary and constitutes the legal, valid and binding obligation of the Securities Intermediary, enforceable against the Securities Intermediary in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equitable principles.

(c)           The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under its charter documents or by-laws, any material indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Securities Intermediary is a party or by which the Securities Intermediary is bound, (ii) result in the creation or imposition of any Lien upon any of the Securities Intermediary’s properties pursuant to the terms of any such agreement or instrument (other than Liens contemplated by this Agreement) or (iii) violate or contravene any law or, to the Securities Intermediary’s knowledge, any order rule or regulation applicable to the Securities Intermediary of any Governmental Authority having jurisdiction over the Securities Intermediary or its properties, the failure to comply with which would reasonably be expected to have a material adverse effect on the Securities Intermediary’s ability to perform its obligations under this Agreement.

(d)           There are no Proceedings pending, or, to the Securities Intermediary’s knowledge, threatened, and to the Securities Intermediary’s knowledge there are no investigations pending or threatened, against or affecting the Securities Intermediary or its property before any Governmental Authority (i) asserting the invalidity or unenforceability of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the ability of the Securities Intermediary to perform its obligations under this Agreement.

ARTICLE FOUR

MISCELLANEOUS SECTION

Section 4.01.  GOVERNING LAW.

(a)           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)           Regardless of any provision in any other agreement, for purposes of the UCC including Sections 8-110(b) and 9-304(b) thereof, the Security Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) is the State of New York.  Each party to this Agreement submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all Proceedings arising out of or relating to this Agreement or the transactions contemplated by the 2015-A Basic Documents.  Each party to this Agreement irrevocably waives, to the fullest extent it may do so, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in such a court and any claim that any such Proceeding brought in such a court has been brought in an inconvenient forum.

Section 4.02.  WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER 2015-A BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY SUCH OTHER 2015-A BASIC DOCUMENT.

Section 4.03.  Conflict with Other Agreements.  There are no other agreements entered into between the Securities Intermediary in such capacity and the Initial Secured Party with respect to any 2015-A Collateral Account.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into with respect to any 2015-A Collateral Account, the terms of this Agreement shall prevail.

Section 4.04.  Amendments.

(a)           This Agreement may be amended, supplemented or otherwise modified from time to time by a writing executed by the parties hereto, without the consent of any Securityholder, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to add, change or eliminate any other provision with respect to matters or questions arising under this Agreement that are not inconsistent with the provisions of this Agreement; provided, that (i) the Initial Secured Party shall have delivered to the Indenture Trustee an Opinion of Counsel or an Officer’s Certificate of the Issuer to the effect that such action will not materially adversely affect the interests of any Noteholders or (ii) the Rating Agency Condition shall have been satisfied with respect to such amendment.

(b)           Each amendment, supplement or other modification of this Agreement other than those provided for in clause (a) above requires the consent of the Majority Noteholders of the Controlling Class (or if the Notes are no longer Outstanding, Holders of Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interests); provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the 2015-A Leases and 2015-A Vehicles or distributions that are required to be made for the benefit of the Securityholders, change the Interest Rate applicable to any class of Notes or the Required Reserve Amount for the 2015-A Reserve Account, without the consent of all holders of Notes then Outstanding or (ii) reduce the percentage of the Note Balance of the Notes or of the Controlling Class the consent of the Holders of which is required for any amendment to this Agreement without the consent of all Holders of Notes or of the Controlling Class then Outstanding.

(c)           It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

(d)           Promptly after the execution of any such amendment, the Initial Secured Party shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee and the Rating Agencies.

Section 4.05.  Successors and Assigns.  All covenants and agreements in this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, the Noteholders and their successors and assigns.  Any request, notice, direction, consent, waiver or other instrument or action by the parties hereto shall bind their respective successors and assigns.

Section 4.06.  Notices.  All demands, notices and communications hereunder shall be in writing and shall be delivered, e-mailed or mailed, postage prepaid, hand delivery, prepaid courier service or by telecopier, and addressed in each case as follows, if to (i) the Initial Secured Party, c/o Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:  Corporate Trust Administration (e-mail: yhowell@wilmingtontrust.com), (ii) the Assignee-Secured Party, 190 S. LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention:  Corporate Trust Services/MBALT 2015-A (e-mail: melissa.rosal@usbank.com), (iii) the Securities Intermediary, 190 S. LaSalle Street, 7th Floor,

Chicago, Illinois 60603, Attention:  Corporate Trust Services/MBALT 2015-A (e-mail: melissa.rosal@usbank.com) or (iv) as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.

Section 4.07.  Termination.

(a)           The rights and powers granted herein to the Assignee-Secured Party have been granted in order to perfect its security interest in each 2015-A Collateral Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Initial Secured Party nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to each 2015-A Collateral Account until the Assignee-Secured Party and the Initial Secured Party (or, after the Securities Intermediary has been notified of the release of the Lien of the Indenture pursuant to Section 2.03 and all Issuer Obligations have been paid, only the Initial Secured Party) have notified the Securities Intermediary in writing that their respective security interests under the Indenture and the Trust Agreement have been terminated.

(b)           The rights and powers granted herein to the Initial Secured Party have been granted in order to perfect its security interest in each 2015-A Collateral Account following the release of the Lien of the Indenture, are powers coupled with an interest and will neither be affected by the bankruptcy of the Initial Secured Party nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to each 2015-A Collateral Account until the Assignee-Secured Party and the Initial Secured Party (or, after the Securities Intermediary has been notified of the release of the Lien of the Indenture pursuant to Section 2.03 and all Issuer Obligations have been paid, only the Initial Secured Party) have notified the Securities Intermediary in writing that their respective security interests under the Indenture and the Trust Agreement have been terminated.

Section 4.08.  No Petition.  Each of the parties hereto covenants that for a period of one year and one day (or, if longer, any applicable preference period) after payment in full of all Exchange Notes, Notes and other Securities it will not institute against, or join any Person in instituting against the Initial Beneficiary, the Titling Trust, the Transferor, the Issuer or the 2015-A Exchange Noteholder any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings under any Insolvency Law in connection with any obligations relating to the 2015-A Exchange Note, any Notes, this Agreement or any other 2015-A Basic Document and agrees that it will not cooperate with or encourage others to institute any such Proceeding.

Section 4.09.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which counterparts will be an original, and all of which counterparts will together constitute one and the same instrument.

Section 4.10.  Table of Contents and Headings.  The Table of Contents and the various headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of any provision of this Agreement.

Section 4.11.  Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust, National

Association, not individually or personally but solely as Owner Trustee of the Initial Secured Party, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Initial Secured Party is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding on the Initial Secured Party, (iii) nothing herein contained shall be construed as creating any liability with respect to Wilmington Trust, National Association, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Initial Secured Party or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Initial Secured Party under this Agreement or the other related documents.

IN WITNESS WHEREOF, the parties hereto have caused this 2015-A Collateral Account Control Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

MERCEDES-BENZ AUTO LEASE TRUST 2015-A, as Initial Secured Party

By:	WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity,
but solely as Owner Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Assignee-Secured Party

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Securities Intermediary

By:
Name:
Title:

2015-A Collateral Account Agreement